                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-7774

                          SCUDDER INVESTMENT PORTFOLIOS
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       6/30/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder US Bond Index Fund

Semiannual Report to Shareholders

June 30, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

Scudder US Bond Index Fund

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

US Bond Index Portfolio

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. The fund may not be able to mirror the Lehman Brothers Aggregate Bond Index closely enough to track its performance for several reasons, including the fund's cost to buy and sell securities, the flow of money into and out of the fund and the potential underperformance of securities selected. Additionally, the fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary June 30, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 6/30/04
Scudder US Bond Index Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund*
Premier Class	.05%	.01%	6.16%	6.77%	6.74%
Lehman Brothers Aggregate Bond Index+	.15%	.32%	6.36%	6.95%	6.90%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

++ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on June 30, 1997. Index returns begin June 30, 1997.
Net Asset Value and Distribution Information
Premier Class
Net Asset Value: 6/30/04	$ 10.29
12/31/03	$ 10.46
Distribution Information: Six Months: Income Dividends as of 6/30/04	$ .19
June Income Dividend	.0307
SEC 30-day Yield as of 6/30/04++	3.33%
Current Annualized Distribution Rate 6/30/04++	3.63%

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on June 30, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended June 30, 2004, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate. The SEC yield would have been 3.19% had certain expenses not been reduced.

Premier Class Lipper Rankings - Intermediate Investment Grade Debt Funds Category as of 6/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	233	of	442	53
3-Year	93	of	343	28
5-Year	58	of	255	23

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested.

Growth of an Assumed $5,000,000 Investment
[] Scudder US Bond Index Fund - Premier Class [] Lehman Brothers Aggregate Bond Index+

Yearly periods ended June 30

Comparative Results as of 6/30/04
Scudder US Bond Index Fund		1-Year	3-Year	5-Year	Life of Fund*
Premier Class	Growth of $5,000,000	$5,000,500	$5,981,500	$6,939,000	$7,896,000
	Average annual total return	.01%	6.16%	6.77%	6.74%
Lehman Brothers Aggregate Bond Index+	Growth of $5,000,000	$5,016,000	$6,015,500	$6,996,500	$7,977,000
	Average annual total return	.32%	6.36%	6.95%	6.90%

The growth of $5,000,000 is cumulative.

The minimum investment for Premier Class is $5,000,000.

* The Fund commenced operations on June 30, 1997. Index returns begin June 30, 1997.
+ Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Portfolio Manager Louis R. D'Arienzo discusses Scudder US Bond Index Fund's market environment and performance during the six-month period ended June 30, 2004.

Q: How did Scudder US Bond Index Fund perform over the first half of 2004?

A: Scudder US Bond Index Fund tracked its benchmark, the Lehman Brothers Aggregate Bond Index, for the six months ended June 30, 2004.1 The fund produced a return of 0.05% (Premier Class shares) for the semiannual period, as compared with 0.15% for the benchmark. The fund outperformed the average peer in the Lipper Intermediate Investment Grade Debt Funds category, which returned -0.08%.2

1 Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.
2 The Lipper Intermediate Investment Grade Debt Funds category is comprised of funds that invest primarily in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

Q: What were the primary factors affecting, the US bond markets during the past six months?

A: During the first half of 2004, the US bond market showed a good deal of volatility, but in the end delivered fairly flat overall performance. The Lehman Brothers Aggregate Bond Index produced a 0.15% return for the six months ended June 30, 2004. For the semiannual period, yields on two-year Treasury notes rose from 1.83% to 2.68%, five-year Treasury yields rose from 3.22% to 3.77%, 10-year Treasury yields rose from 4.25% to 4.58%, and 30-year Treasury bond yields rose from 5.07% to 5.29%. The yield curve flattened, with short-term yields rising more than longer-term yields.

At the close of 2003, with a significant tax stimulus package working its way through the US economy, more convincing signs of an economic rebound began to emerge. Positive statistical reports included increases in employment, capital spending, consumer confidence and housing starts. The yield curve at the start of the year was steep, with many investors taking advantage of the "carry trade" by borrowing short term and investing longer term.3 The first quarter of 2004 was generally characterized by stronger economic news, yet there was no confirmation from the labor markets, which was the key economic figure for investors. With each month's employment report, there was discouragement, to the point where other positive economic indicators didn't register with investors. As a result, yields trended downward through the first three months of this year. However, fixed-income yields began to increase following the government's March and April employment reports, both of which greatly exceeded advance estimates for monthly job creation. Looked at quarter over quarter, job growth has been rising steadily: from a net loss of 3,000 jobs for the three months ended September 30, 2003, to 595,000 jobs added for the quarter ended March 31, 2004, to 671,000 new jobs for the three months ended June 30, 2004.

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Crude oil prices have been a concern, with OPEC keeping supply tight, and access to Iraq's oil fields sporadically curtailed or cut off. The Iraqi situation itself, with the June 28 transfer of sovereignty to an Iraqi-led government, does not seem to be commanding the attention of the financial markets as it did in 2003. Through the period, the Federal Reserve began to shift from an accommodative to a restrictive monetary policy stance, and to focus on curbing inflation, rather than deflation. At the close of the period, the position of the yield curve assumed that the Fed will raise short-term interest rates by 25 basis points at each of its next four to five meetings, with one 50-point increase during that period. In fact, the Federal Reserve Board raised the federal funds rate by a quarter of a percentage point on June 30, 2004. At the same time, second-quarter gross domestic product (GDP) was slightly "softer" than expected, and some business and consumer spending reports have shown slight declines recently. We don't think the US economy is growing fast enough for the Fed to act aggressively or suddenly in raising rates. But we do believe that economic growth is on track and that interest rates should continue to rise gradually.

Q: Which sectors within the Lehman Brothers Aggregate Bond Index were the best and worst performers?

A: Overall, on a duration-adjusted basis,4 the Lehman Brothers Aggregate Bond Index outperformed US Treasury securities for the six months ended June 30, 2004. US Treasury bonds produced a total return of -0.20% for the period.

4 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates and that it should fall by 1.25% for a one-percentage-point rise in interest rates.

Relative returns among fixed-income sectors deviated from 2003's trend. The higher-quality securitized sectors performed better versus benchmark Treasuries than did the credit portion of the market. Asset-backed securities led the way with an excess return over duration-adjusted Treasuries of 0.53% for the six-month period. Mortgage-backed securities outperformed duration-adjusted Treasuries by 0.36% for the same period. Commercial mortgage-backed securities ended the period flat relative to duration-adjusted Treasuries.

Corporate bonds, which had outperformed strongly in 2003, were the worst-performing area of the spread sector on a duration-adjusted basis. Corporate bonds delivered an excess return over duration-adjusted Treasuries of -0.03% for the semiannual period. Spreads on corporate bonds tightened dramatically in 2003. Both fundamental (good earnings) and technical (low supply) factors have been positive for the sector so far this year. Yet, concerns about valuations in the context of a rising rate environment have halted the sector's momentum.

Q: What investment strategies do you intend to pursue in the fund?

A: As an index fund, we seek to replicate as closely as possible (before deduction of expenses) the investment performance of the Lehman Brothers Aggregate Bond Index. Thus, we neither evaluate short-term fluctuations in the fund's performance nor manage according to a given outlook for the bond markets or the economy in general. Still, we will continue to monitor economic conditions and how they affect the financial markets, as we seek to closely track the performance of the broad US bond market.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary June 30, 2004

Asset Allocation	6/30/04	12/31/03
US Government Sponsored Agencies	32%	21%
US Government Backed	25%	24%
Corporate Bonds	20%	21%
US Government Agency Sponsored Pass-Throughs	7%	17%
Foreign Bonds - US$ Denominated	5%	5%
Government National Mortgage Association	4%	4%
Cash Equivalents & Other, net	3%	4%
Commercial and Non-Agency Mortgage-Backed Securities	3%	2%
Asset Backed	1%	2%
	100%	100%

Corporate Bond Diversification (Excludes Cash Equivalents)	6/30/04	12/31/03
Financials	45%	44%
Consumer Discretionary	10%	10%
Utilities	9%	8%
Energy	8%	8%
Consumer Staples	7%	7%
Industrials	6%	7%
Telecommunication Services	6%	6%
Materials	4%	4%
Health Care	3%	3%
Information Technology	2%	3%
	100%	100%

Quality	6/30/04	12/31/03
US Government Obligations	70%	70%
AAA	8%	6%
AA	2%	3%
A	10%	10%
BAA	10%	11%
BBB	-	-
	100%	100%

Effective Maturity	6/30/04	12/31/03
Under 1 year	8%	3%
1 < 5 years	31%	41%
5 < 10 years	45%	40%
10 < 15 years	10%	10%
15 years or greater	6%	6%
	100%	100%

Weighted average effective maturity: 7.34 years and 6.35 years, respectively.

Asset allocation, diversification, quality and effective maturity are subject to change.

For more complete details about the fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)
Assets
Investments in US Bond Index Portfolio, at value	$ 151,096,487
Receivable for Fund shares sold	72,786
Total assets	151,169,273
Liabilities
Dividends payable	89,836
Payable for Fund shares redeemed	14,284
Other accrued expenses	31,634
Total liabilities	135,754
Net assets, at value	$ 151,033,519
Net Assets
Net assets consist of: Undistributed net investment income	591,894
Net unrealized appreciation (depreciation) on investments	1,004,706
Accumulated net realized gain (loss)	477,271
Paid-in capital	148,959,648
Net assets, at value	$ 151,033,519
Net Asset Value
Net Asset Value and redemption price per share ($151,033,519 / 14,684,458 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.29

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2004 (Unaudited)
Investment Income
Total investment income allocated from US Bond Index Portfolio: Interest	$ 2,746,727
Securities lending income	43,686
Mortgage dollar roll income	599,014
Less allocated expenses[a]	(74,941)
Net investment income allocated from US Bond Index Portfolio	3,314,486
Expenses: Administrator service fee	149,146
Auditing	16,239
Reports to shareholders	3,821
Registration fee	2,582
Trustees' fees and expenses	9,407
Total expenses, before expense reductions	181,195
Expense reductions	(144,127)
Total expenses, after expense reductions	37,068
Net investment income	3,277,418
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from Investments	149,774
Net unrealized appreciation (depreciation) during the period on investments	(3,374,839)
Net gain (loss) on investment transactions	(3,225,065)
Net increase (decrease) in net assets resulting from operations	$ 52,353

a For the six months ended June 30, 2004, the Advisor to the US Bond Index Portfolio waived fees in the amount of $86,377 which was allocated to the Fund.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Operations: Net investment income	$ 3,277,418	$ 5,751,149
Net realized gain (loss) on investment transactions	149,774	1,172,749
Net unrealized appreciation (depreciation) on investment transactions during the period	(3,374,839)	(1,859,970)
Net increase (decrease) in net assets resulting from operations	52,353	5,063,928
Distributions to shareholders from: Net investment income	(2,685,524)	(5,284,590)
Net realized gains	-	(1,468,368)
Fund share transactions: Proceeds from shares sold	25,505,604	100,673,025
Reinvestment of distributions	2,247,598	6,239,325
Cost of shares redeemed	(17,242,502)	(62,544,297)
Net increase (decrease) in net assets from Fund share transactions	10,510,700	44,368,053
Increase (decrease) in net assets	7,877,529	42,679,023
Net assets at beginning of period	143,155,990	100,476,967
Net assets at end of period (including undistributed net investment income of $591,894 and $0, respectively)	$ 151,033,519	$ 143,155,990

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 10.46	$ 10.60	$ 10.42	$ 10.24	$ 9.76	$ 10.47
Income (loss) from investment operations: Net investment income	.23[b]	.44[b]	.52[b]	.59	.62	.57
Net realized and unrealized gain (loss) on investment transactions	(.21)	(.05)	.50	.23	.48	(.70)
Total from investment operations	.02	.39	1.02	.82	1.10	(.13)
Less distributions from: Net investment income	(.19)	(.42)	(.52)	(.59)	(.62)	(.58)
Net realized gains on investment transactions	-	(.11)	(.32)	(.05)	-	-
Total distributions	(.19)	(.53)	(.84)	(.64)	(.62)	(.58)
Net asset value, end of period	$ 10.29	$ 10.46	$ 10.60	$ 10.42	$ 10.24	$ 9.76
Total Return (%)[c]	.05**	3.75	10.04	8.19	11.72	(1.30)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	151	143	100	110	116	93
Ratio of expenses before expense reductions, including expenses allocated from the US Bond Index Portfolio (%)	.46*	.50	.52	.53	.57	.56
Ratio of expenses after expense reductions, including expenses allocated from the US Bond Index Portfolio (%)	.15*	.15	.15	.15	.15	.15
Ratio of net investment income (%)	4.40*	4.27	4.94	5.68	6.33	5.79
[a] For the six months ended June 30, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

US Bond Index Fund - Premier Class ("Scudder US Bond Index Fund" or the "Fund") is a diversified series of the Scudder Advisor Funds II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the US Bond Index Portfolio (the "Portfolio"), a diversified, open-end management investment company advised by Deutsche Asset Management, Inc. ("DeAM, Inc.").

On June 30, 2004, the Fund owned approximately 100% of the US Bond Index Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's Financial Statements, which accompany this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. All of the net investment income is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation/depreciation. Please refer to the Portfolio's financial statements for a breakdown of the appreciation/depreciation from investments.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. The Fund receives a daily allocation of the Portfolio's income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

B. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. (the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Fund, both wholly owned subsidiaries of Deutsche Bank AG.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.20% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the six months ended June 30, 2004, the Advisor and Administrator contractually agreed to waive its fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses at 0.15% including expenses allocated from the Portfolio. Accordingly, for the six months ended June 30, 2004, the Administrator Service Fee was $149,146, of which $144,127 was waived.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

C. Share Transactions

The following table summarizes share and dollar activity in the Fund:

Six Months Ended June 30, 2004 (Unaudited)		Year Ended December 31, 2003
Shares	Dollars	Shares	Dollars
Shares sold
2,425,542	$ 25,505,604	9,516,017	$ 100,673,025
Shares issued to shareholders in reinvestment of distributions
215,324	$ 2,247,598	590,833	$ 6,239,325
Shares redeemed
(1,641,074)	$ (17,242,502)	(5,900,191)	$ (62,544,297)
Net increase (decrease)
999,792	$ 10,510,700	4,206,659	$ 44,368,053

D. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Investment Portfolio as of June 30, 2004 (Unaudited)

	Principal Amount ($)	Value ($)

Corporate Bonds 20.1%
Consumer Discretionary 2.0%
Albertson's, Inc.:
7.25%, 5/1/2013	25,000	27,672
7.5%, 2/15/2011	50,000	56,345
Comcast Cable Communications:
6.2%, 11/15/2008 (f)	100,000	106,535
6.875%, 6/15/2009	60,000	65,475
8.375%, 3/15/2013	90,000	105,655
Comcast Corp., 5.85%, 1/15/2010	25,000	26,087
Cox Communications, Inc., 7.875%, 8/15/2009	50,000	56,698
DaimlerChrysler NA Holding Corp.:
7.2%, 9/1/2009	150,000	163,283
8.0%, 6/15/2010 (f)	150,000	168,590
Federated Department Stores, Inc., 7.45%, 7/15/2017	300,000	337,184
Ford Motor Co.:
6.625%, 10/1/2028	75,000	65,678
8.875%, 1/15/2022	200,000	214,956
Fred Meyer, Inc., 7.45%, 3/1/2008	50,000	55,484
Gannett Co., Inc., 6.375%, 4/1/2012	50,000	54,582
General Motors Corp., 8.25%, 7/15/2023	50,000	52,363
Gillette Co., 2.5%, 6/1/2008	50,000	47,591
Home Depot, Inc., 5.375%, 4/1/2006	25,000	26,058
Kimberly-Clark Corp., 5.625%, 2/15/2012	50,000	52,406
Liberty Media Corp., 5.7%, 5/15/2013	70,000	68,958
News America Holdings, Inc., 9.25%, 2/1/2013 (f)	100,000	125,476
Northwest Airlines Corp., 8.072%, 4/1/2021	22,317	23,873
Target Corp., 5.875%, 3/1/2012	200,000	211,423
TCI Communications, Inc., 7.125%, 2/15/2028	100,000	104,024
Time Warner Entertainment Co. LP, 7.25%, 9/1/2008	100,000	109,949
Time Warner, Inc.:
6.125%, 4/15/2006	50,000	52,379
6.625%, 5/15/2029	10,000	9,704
6.875%, 5/1/2012	100,000	108,059
6.95%, 1/15/2028	30,000	30,159
7.7%, 5/1/2032	25,000	27,311
Viacom, Inc.:
7.7%, 7/30/2010	200,000	228,323
7.75%, 6/1/2005	30,000	31,417
Walt Disney Co.:
6.2%, 6/20/2014	75,000	78,571
6.75%, 3/30/2006	100,000	105,929
		2,998,197
Consumer Staples 1.5%
Anheuser Busch Companies, Inc., 4.95%, 1/15/2014 (f)	100,000	98,360
Bottling Group LLC, 5.0%, 11/15/2013	50,000	49,118
Campbell Soup Co., 5.5%, 3/15/2007	20,000	20,963
Coca-Cola Co., 5.75%, 3/15/2011	25,000	26,561
Coca-Cola Enterprises, Inc., 8.5%, 2/1/2022 (f)	250,000	316,327
ConAgra Foods, Inc.:
7.125%, 10/1/2026	100,000	110,508
7.5%, 9/15/2005	25,000	26,299
Coors Brewing Co., 6.375%, 5/15/2012	10,000	10,712
Fortune Brands, Inc., 4.875%, 12/1/2013	50,000	48,837
General Mills, Inc.:
5.125%, 2/15/2007	10,000	10,382
6.0%, 2/15/2012	75,000	78,535
H.J. Heinz Co., 6.625%, 7/15/2011	25,000	27,667
Kellogg Co.:
6.0%, 4/1/2006	200,000	209,904
6.6%, 4/1/2011	50,000	54,844
Kraft Foods, Inc.:
5.25%, 6/1/2007	20,000	20,800
5.625%, 11/1/2011	50,000	50,865
6.25%, 6/1/2012	40,000	42,119
Kroger Co.:
7.5%, 4/1/2031	50,000	55,339
7.8%, 8/15/2007	50,000	55,472
McDonald's Corp., 8.875%, 4/1/2011 (f)	300,000	364,110
Nabisco, Inc., 6.375%, 2/1/2005	75,000	76,373
Philip Morris Co., Inc., 6.375%, 2/1/2006	50,000	51,836
Safeway, Inc.:
6.5%, 11/15/2008 (f)	90,000	96,233
6.5%, 3/1/2011 (f)	80,000	84,765
Unilever Capital Corp.:
6.875%, 11/1/2005	50,000	52,714
7.125%, 11/1/2010	50,000	56,564
Wal-Mart Stores, Inc.:
4.375%, 7/12/2007	20,000	20,447
6.875%, 8/10/2009	100,000	111,507
		2,228,161
Energy 1.5%
Alabama Power Co.:
5.5%, 10/15/2017	100,000	99,090
5.7%, 2/15/2033	50,000	47,344
Amoco Co., 6.5%, 8/1/2007	250,000	271,317
Anadarko Petroleum Corp., 7.5%, 10/15/2026	60,000	68,471
Arizona Public Service, 7.625%, 8/1/2005	100,000	105,198
Burlington Resources, Inc., 7.375%, 3/1/2029	50,000	56,134
ChevronTexaco Capital Co., 3.5%, 9/17/2007	20,000	19,977
Conoco Funding Co., 6.35%, 10/15/2011	200,000	217,612
Conoco, Inc., 6.35%, 4/15/2009	140,000	152,133
Devon Financing Corp., 6.875%, 9/30/2011	100,000	108,866
Duke Capital Corp., 7.5%, 10/1/2009	150,000	165,437
Exelon Generation Co. LLC, 6.95%, 6/15/2011	25,000	27,373
Kinder Morgan Energy Partners LP, 6.75%, 3/15/2011 (f)	60,000	64,624
Lasmo USA, Inc., 7.5%, 6/30/2006	100,000	108,364
Marathon Oil Corp., 5.375%, 6/1/2007	50,000	52,225
MidAmerican Energy Holdings Co.:
3.5%, 5/15/2008	75,000	72,345
5.875%, 10/1/2012	25,000	25,385
Occidental Petroleum Corp., 7.375%, 11/15/2008	100,000	111,906
Pemex Project Funding Master Trust:
7.375%, 12/15/2014	100,000	102,000
7.875%, 2/1/2009	50,000	54,375
9.125%, 10/13/2010	150,000	171,750
Phillips Petroleum Co., 8.75%, 5/25/2010	50,000	60,432
PPL Energy Supply LLC, 6.4%, 11/1/2011	25,000	26,497
Tosco Corp., 7.625%, 5/15/2006	50,000	53,783
Transocean Sedco Forex, Inc., 6.625%, 4/15/2011	50,000	54,559
Valero Energy Corp., 6.125%, 4/15/2007	25,000	26,491
		2,323,688
Financials 9.1%
ABN Amro Bank NV, 7.125%, 6/18/2007	540,000	590,964
Allstate Corp., 7.2%, 12/1/2009	100,000	114,018
American Express Co., 6.875%, 11/1/2005	50,000	52,677
American Express Credit Corp., 3.0%, 5/16/2008	50,000	48,133
American General Finance Corp., 5.75%, 3/15/2007	75,000	79,114
American International Group, Inc.:
2.875%, 5/15/2008	50,000	47,830
4.25%, 5/15/2013	100,000	92,614
Assurant, Inc., 5.625%, 2/15/2014	25,000	24,545
Avalonbay Communities, 6.125%, 11/1/2012 (f)	30,000	31,005
AXA Financial, Inc., 7.75%, 8/1/2010	100,000	114,677
Bank of America Corp.:
4.875%, 1/15/2013	200,000	194,361
5.125%, 11/15/2014	100,000	97,070
5.875%, 2/15/2009	50,000	53,135
6.5%, 3/15/2006	100,000	105,664
7.125%, 5/1/2006	200,000	214,314
Bank of New York Co., Inc.:
5.2%, 7/1/2007	25,000	26,101
7.3%, 12/1/2009	65,000	73,753
Bank One Corp.:
5.5%, 3/26/2007	20,000	21,014
6.5%, 2/1/2006	50,000	52,765
7.875%, 8/1/2010	50,000	57,833
Bear Stearns & Co., Inc.:
4.0%, 1/31/2008	150,000	149,492
5.7%, 11/15/2014	150,000	150,467
Boeing Capital Corp.:
5.75%, 2/15/2007 (f)	100,000	105,383
6.1%, 3/1/2011 (f)	110,000	116,385
6.35%, 11/15/2007	50,000	53,608
Boston Properties, Inc., 6.25%, 1/15/2013	25,000	26,220
Charter One Bank Financial, Inc., 6.375%, 5/15/2012	10,000	10,665
Chubb Corp., 6.0%, 11/15/2011	10,000	10,521
CIT Group, Inc., 3.875%, 11/3/2008	125,000	122,146
Citigroup, Inc.:
5.875%, 2/22/2033	100,000	94,262
6.0%, 10/31/2033	200,000	191,230
6.5%, 2/7/2006	75,000	79,015
6.5%, 1/18/2011	150,000	163,681
6.625%, 6/15/2032	50,000	51,785
6.75%, 12/1/2005	150,000	158,245
7.25%, 10/1/2010	50,000	56,310
8.625%, 2/1/2007	200,000	224,863
Countrywide Funding Corp., 4.0%, 3/22/2011	100,000	93,270
Credit Suisse First Boston USA, Inc.:
5.125%, 1/15/2014 (f)	100,000	96,640
6.125%, 11/15/2011	100,000	105,252
6.5%, 1/15/2012	100,000	107,459
EOP Operating LP:
7.0%, 7/15/2011	100,000	108,991
7.75%, 11/15/2007	45,000	49,940
First Chicago NBD Corp., 7.125%, 5/15/2007	200,000	218,042
FleetBoston Financial Corp., 7.375%, 12/1/2009	65,000	73,294
Ford Motor Credit Co.:
6.875%, 2/1/2006	50,000	52,445
7.25%, 10/25/2011	275,000	287,180
7.375%, 10/28/2009	150,000	160,084
7.6%, 8/1/2005	100,000	104,686
Fund American Co., Inc., 5.875%, 5/15/2013	50,000	49,894
General Electric Capital Corp.:
4.625%, 9/15/2009	63,000	63,671
5.0%, 2/15/2007	40,000	41,570
5.45%, 1/15/2013	200,000	202,781
6.0%, 6/15/2012	400,000	422,115
6.75%, 3/15/2032	50,000	53,751
6.875%, 11/15/2010	50,000	55,709
General Motors Acceptance Corp.:
6.125%, 9/15/2006	50,000	52,068
6.75%, 1/15/2006	100,000	104,785
7.25%, 3/2/2011	225,000	236,145
7.5%, 7/15/2005	200,000	208,923
8.0%, 11/1/2031	75,000	76,844
8.8%, 3/1/2021	200,000	219,224
Goldman Sachs Group, Inc.:
5.15%, 1/15/2014 (f)	100,000	96,032
5.25%, 4/1/2013	50,000	48,865
5.5%, 11/15/2014	100,000	98,271
6.6%, 1/15/2012	50,000	53,805
6.65%, 5/15/2009	15,000	16,331
6.875%, 1/15/2011	100,000	109,777
7.35%, 10/1/2009	50,000	56,153
7.625%, 8/17/2005 (f)	100,000	105,098
H.J. Heinz Finance Co., 6.0%, 3/15/2012	25,000	26,506
Hartford Financial Services Group, Inc., 7.75%, 6/15/2005	50,000	52,276
Heller Financial, Inc., 6.375%, 3/15/2006	75,000	79,324
Household Finance Corp.:
4.75%, 7/15/2013	100,000	94,300
6.375%, 10/15/2011	50,000	53,370
6.4%, 6/17/2008	100,000	107,573
6.5%, 1/24/2006	50,000	52,703
6.75%, 5/15/2011	25,000	27,320
7.0%, 5/15/2012	100,000	110,464
8.0%, 7/15/2010	150,000	174,059
International Lease Finance Corp.:
3.5%, 4/1/2009	25,000	23,773
5.625%, 6/1/2007	10,000	10,494
5.7%, 7/3/2006	50,000	52,476
John Deere Capital Corp.:
6.0%, 2/15/2009	35,000	37,409
7.0%, 3/15/2012	100,000	111,911
John Hancock Financial Services, Inc., 5.625%, 12/1/2008	25,000	26,284
JP Morgan Chase & Co.:
6.375%, 4/1/2008	100,000	108,363
6.75%, 2/1/2011 (f)	100,000	108,990
7.125%, 6/15/2009	300,000	334,447
KeyCorp, 7.5%, 6/15/2006	100,000	108,163
KFW International Finance, Inc.:
5.25%, 6/28/2006	75,000	78,573
7.0%, 3/1/2013	275,000	312,875
Lehman Brothers Holdings, Inc.:
3.5%, 8/7/2008	50,000	48,479
4.0%, 1/22/2008	50,000	49,900
6.25%, 5/15/2006	50,000	52,757
7.0%, 2/1/2008	50,000	54,794
8.25%, 6/15/2007	50,000	56,224
MBIA, Inc., 9.375%, 2/15/2011	125,000	157,732
Merrill Lynch & Co., Inc.:
5.0%, 2/3/2014	25,000	24,024
6.0%, 2/17/2009	250,000	265,747
MetLife, Inc., 6.125%, 12/1/2011	25,000	26,838
Morgan Stanley Dean Witter & Co.:
4.75%, 4/1/2014	325,000	299,852
5.3%, 3/1/2013	100,000	98,404
6.1%, 4/15/2006	150,000	157,814
6.6%, 4/1/2012	50,000	53,828
National Rural Utilities Cooperative Finance Corp., 5.75%, 11/1/2008	100,000	105,779
Nationwide Financial Services, 5.9%, 7/1/2012	25,000	25,983
NiSource Finance Corp., 7.625%, 11/15/2005	25,000	26,520
Pitney Bowes Credit Corp., 8.55%, 9/15/2009	100,000	117,623
PNC Funding Corp., 6.875%, 7/15/2007	300,000	325,792
Principal Life Income Fundings, 5.1%, 4/15/2014	25,000	24,397
ProLogis:
5.5%, 3/1/2013	20,000	19,822
7.1%, 4/15/2008	10,000	11,018
Protective Life Secured Trust, 4.0%, 4/1/2011	25,000	23,661
Sanwa Bank Ltd., 7.4%, 6/15/2011	10,000	10,873
Simon Property Group LP, 6.35%, 8/28/2012	100,000	105,033
SLM Corp., 4.0%, 1/15/2009	150,000	147,330
Swiss Bank Corp., 7.0%, 10/15/2015	100,000	112,813
Toyota Motor Credit Corp.:
5.5%, 12/15/2008	30,000	31,528
5.65%, 1/15/2007	25,000	26,297
US Bancorp.:
3.95%, 8/23/2007	20,000	20,134
5.1%, 7/15/2007	20,000	20,847
US Bank National Association, 6.3%, 2/4/2014 (f)	100,000	106,426
Verizon Global Funding Corp.:
6.75%, 12/1/2005	150,000	158,094
7.25%, 12/1/2010	150,000	167,696
7.75%, 12/1/2030	50,000	56,159
Wachovia Bank NA, 5.0%, 8/15/2015	200,000	191,118
Wachovia Corp.:
4.875%, 2/15/2014	50,000	47,760
7.5%, 7/15/2006	100,000	108,718
Washington Mutual, Inc., 4.375%, 1/15/2008	150,000	150,954
Wells Fargo & Co.:
4.95%, 10/16/2013	50,000	48,379
6.45%, 2/1/2011	75,000	81,772
7.55%, 6/21/2010	200,000	230,224
Wells Fargo Financial, Inc., 5.5%, 8/1/2012	100,000	102,719
		13,728,475
Health Care 0.6%
Aetna, Inc., 7.125%, 8/15/2006	50,000	54,168
Bristol-Myers Squibb Co., 5.75%, 10/1/2011	150,000	156,298
Merck & Co, Inc., 6.4%, 3/1/2028	500,000	528,317
Schering-Plough Corp.:
5.3%, 12/1/2013	50,000	49,102
6.5%, 12/1/2033	25,000	24,855
UnitedHealth Group, Inc., 4.875%, 4/1/2013	25,000	24,399
Wyeth, 4.375%, 3/1/2008	100,000	99,350
		936,489
Industrials 1.3%
Burlington North Santa Fe, 5.9%, 7/1/2012	100,000	103,997
Caterpillar, Inc.:
7.3%, 5/1/2031	70,000	87,436
9.0%, 4/15/2006	50,000	55,152
Cendant Corp., 6.25%, 1/15/2008	25,000	26,660
CRH America, Inc., 5.3%, 10/15/2013	100,000	98,056
CSX Corp., 7.45%, 5/1/2007	115,000	125,920
Delphi Auto Systems Corp., 6.55%, 6/15/2006	50,000	52,556
Delphi Corp., 7.125%, 5/1/2029	5,000	4,956
Delta Air Lines, Inc., Series 02-1, 6.417%, 7/2/2012	50,000	51,719
FedEx Corp., 9.65%, 6/15/2012	50,000	63,380
Honeywell International, Inc.:
6.875%, 10/3/2005	50,000	52,527
7.5%, 3/1/2010	25,000	28,597
Lockheed Martin Corp., 8.2%, 12/1/2009	100,000	117,182
Norfolk Southern Corp.:
6.2%, 4/15/2009	50,000	53,532
7.8%, 5/15/2027	100,000	115,898
Northrop Grumman Corp., 7.125%, 2/15/2011	200,000	224,754
Raytheon Co., 6.75%, 8/15/2007	200,000	210,602
Republic Services, Inc., 7.125%, 5/15/2009	10,000	11,156
Union Pacific Corp.:
6.4%, 2/1/2006	80,000	84,056
6.65%, 1/15/2011	50,000	54,612
6.79%, 11/9/2007	16,000	17,419
United Technologies Corp.:
6.1%, 5/15/2012	50,000	53,550
7.0%, 9/15/2006	50,000	53,818
7.125%, 11/15/2010	50,000	56,644
Waste Management, Inc.:
6.5%, 11/15/2008	50,000	54,037
7.0%, 7/15/2028 (f)	50,000	51,900
		1,910,116
Information Technology 0.5%
Citizens Communications, 8.5%, 5/15/2006	50,000	53,271
Compaq Computer Corp., 7.65%, 8/1/2005	100,000	105,020
Hewlett-Packard Co., 5.75%, 12/15/2006	20,000	21,081
International Business Machines Corp.:
4.75%, 11/29/2012	100,000	97,829
6.5%, 1/15/2028	100,000	105,476
Motorola, Inc.:
7.6%, 1/1/2007	200,000	215,755
7.625%, 11/15/2010	50,000	56,293
Scana Corp.:
6.25%, 2/1/2012	60,000	63,948
6.875%, 5/15/2011 (f)	25,000	27,666
		746,339
Materials 0.8%
Alcoa, Inc.:
6.0%, 1/15/2012	25,000	26,434
7.375%, 8/1/2010 (f)	100,000	113,528
Dow Chemical Co., 6.0%, 10/1/2012 (f)	100,000	103,333
E.I. du Pont de Nemours and Co., 6.875%, 10/15/2009	150,000	167,639
International Flavors & Fragrance, Inc., 6.45%, 5/15/2006	10,000	10,565
International Paper Co.:
5.85%, 10/30/2012	100,000	101,568
6.75%, 9/1/2011	40,000	43,355
Meadwestvaco Corp., 6.85%, 4/1/2012	70,000	75,090
Potash Corp., 7.125%, 6/15/2007	300,000	324,907
Praxair, Inc., 3.95%, 6/1/2013 (f)	50,000	45,597
Weyerhaeuser Co., 6.75%, 3/15/2012	150,000	162,443
		1,174,459
Telecommunication Services 1.1%
AT&T Corp.:
6.0%, 3/15/2009 (f)	9,000	8,572
8.05%, 11/15/2011	200,000	205,345
AT&T Wireless Services, Inc.:
7.35%, 3/1/2006	25,000	26,677
7.875%, 3/1/2011	200,000	227,493
8.125%, 5/1/2012 (f)	35,000	40,465
BellSouth Capital Funding, 7.75%, 2/15/2010	100,000	114,236
BellSouth Corp., 6.0%, 10/15/2011	100,000	105,113
Cingular Wireless, 6.5%, 12/15/2011	75,000	80,107
Clear Channel Communications, Inc.:
4.4%, 5/15/2011	50,000	47,226
7.65%, 9/15/2010	50,000	56,330
GTE North, Inc., 5.65%, 11/15/2008	100,000	104,463
SBC Communications, Inc.:
5.875%, 8/15/2012	150,000	153,956
6.25%, 3/15/2011 (f)	50,000	53,200
Sprint Capital Corp.:
6.875%, 11/15/2028	120,000	115,350
8.375%, 3/15/2012	175,000	201,132
Verizon New York, Inc., Series A, 6.875%, 4/1/2012	25,000	26,803
Verizon Virginia, Inc., 4.625%, 3/15/2013	100,000	93,374
Verizon Wireless, Inc., 5.375%, 12/15/2006	50,000	52,127
		1,711,969
Utilities 1.7%
American Electric Power Co., Inc.:
5.25%, 6/1/2015 (f)	100,000	95,931
6.125%, 5/15/2006	45,000	47,239
Arizona Public Service, 6.5%, 3/1/2012	25,000	26,708
Boston Edison Co., 4.875%, 4/15/2014	25,000	24,313
Columbia Energy Group, 7.62%, 11/28/2025	25,000	26,173
Consolidated Edison Co. of New York, Inc., 4.875%, 2/1/2013	50,000	48,997
Consolidated Natural Gas Corp., 6.625%, 12/1/2008	200,000	217,134
Constellation Energy Group, Inc., 7.0%, 4/1/2012	25,000	27,224
Dominion Resources, Inc.:
7.625%, 7/15/2005	75,000	78,787
8.125%, 6/15/2010	90,000	103,860
DTE Energy Co.:
6.45%, 6/1/2006	40,000	42,069
7.05%, 6/1/2011	50,000	54,198
Duke Energy Field Services, 7.5%, 8/16/2005	100,000	104,989
Exelon Corp., 6.75%, 5/1/2011	50,000	54,376
FPL Group Capital, Inc., 7.625%, 9/15/2006	50,000	54,512
General Electric Co., 5.0%, 2/1/2013	300,000	295,252
Kansas City Power & Light Co., Series B, 6.0%, 3/15/2007	25,000	26,370
KeySpan Corp.:
6.15%, 6/1/2006	50,000	52,664
7.875%, 2/1/2010	25,000	28,940
8.0%, 11/15/2030	50,000	61,652
Kinder Morgan, Inc., 6.5%, 9/1/2012	50,000	52,976
National Rural Utilities, 8.0%, 3/1/2032	100,000	123,437
Niagara Mohawk Power Corp.:
7.75%, 5/15/2006	85,000	91,870
Series G, 7.75%, 10/1/2008	50,000	56,283
Potomac Electic Power, 6.25%, 10/15/2007	100,000	107,171
PP&L Capital Funding, Inc., 8.375%, 6/15/2007	25,000	27,719
Progress Energy, Inc.:
5.85%, 10/30/2008 (f)	25,000	26,170
6.75%, 3/1/2006	50,000	52,727
6.85%, 4/15/2012 (f)	35,000	37,822
7.1%, 3/1/2011	90,000	98,621
PSE&G Power LLC, 7.75%, 4/15/2011	70,000	79,277
PSI Energy, Inc., 5.0%, 9/15/2013	50,000	48,326
Public Service Co. of Colorado, 4.875%, 3/1/2013	75,000	73,024
Sempra Energy, 7.95%, 3/1/2010	25,000	28,735
Southern California Edison Co., 6.0%, 1/15/2034	50,000	47,909
United Utilities PLC, 5.375%, 2/1/2019	30,000	27,782
Virginia Electric and Power Co.:
5.75%, 3/31/2006	25,000	26,088
7.625%, 7/1/2007	100,000	110,317
Wisconsin Energy Corp., 6.5%, 4/1/2011	50,000	53,805
		2,641,447
Total Corporate Bonds (Cost $29,445,737)		30,399,340

Foreign Bonds - US$ Denominated 4.5%
Abbey National PLC, 6.69%, 10/17/2005	50,000	52,461
Alberta Energy Co., Ltd., 7.65%, 9/15/2010	10,000	11,557
Alcan, Inc.:
4.5%, 5/15/2013	100,000	93,858
4.875%, 9/15/2012	10,000	9,726
5.2%, 1/15/2014	25,000	24,449
Apache Finance Canada, 7.75%, 12/15/2029	25,000	30,444
AXA, 8.6%, 12/15/2030	50,000	61,231
Barclays Bank PLC, 7.4%, 12/15/2009	60,000	68,144
British Gas Finance, Inc., 6.625%, 6/1/2018	100,000	108,121
British Telecommunications PLC:
7.875%*, 12/15/2005	50,000	53,458
8.375%, 12/15/2010	50,000	58,391
8.875%*, 12/15/2030	70,000	86,358
Canadian Government, 5.25%, 11/5/2008	100,000	105,575
Canadian National Railways, 4.4%, 3/15/2013	50,000	46,838
Canadian National Resources, 5.45%, 10/1/2012	25,000	25,217
Corp. Andina De Fomento:
5.2%, 5/21/2013	25,000	24,041
6.875%, 3/15/2012	10,000	10,750
Deutsche Telekom International Finance BV, 8.5%, 6/15/2010	150,000	175,284
Dow Capital BV, 9.2%, 6/1/2010	50,000	60,162
EnCana Corp., 4.75%, 10/15/2013	50,000	47,276
European Investment Bank:
3.0%, 6/16/2008 (f)	100,000	97,655
4.0%, 8/30/2005	50,000	50,847
4.625%, 3/1/2007	400,000	413,238
France Telecom:
8.2%*, 3/1/2006	75,000	80,410
8.75%, 3/1/2011	75,000	86,912
9.5%, 3/1/2031	75,000	94,127
Government of Malaysia, 8.75%, 6/1/2009	10,000	11,754
Hanson Overseas BV, 6.75%, 9/15/2005	150,000	156,816
HSBC Holding PLC, 7.5%, 7/15/2009	150,000	169,416
Hydro-Quebec, Series HY, 8.4%, 1/15/2022	100,000	128,444
INTELSAT, 6.5%, 11/1/2013	25,000	22,086
Inter-American Development Bank, 6.625%, 3/7/2007	300,000	325,685
Kingdom of Spain, 7.0%, 7/19/2005	75,000	78,540
Kingdom of Sweden, 12.0%, 2/1/2010	220,000	297,095
Koninklijke KPN NV:
8.0%, 10/1/2010 (f)	25,000	28,947
8.375%, 10/1/2030	50,000	60,745
Korea Development Bank, 5.25%, 11/16/2006 (f)	50,000	51,714
National Australia Bank Ltd., 8.6%, 5/19/2010	50,000	59,067
National Westminster Bank, 7.375%, 10/1/2009	50,000	56,637
Nippon Telegraph & Telephone Corp., 6.0%, 3/25/2008	10,000	10,681
Ontario Electricity Financial Corp., 6.1%, 1/30/2008	35,000	37,601
Providence of British Columbia, 5.375%, 10/29/2008	50,000	52,638
Province of Manitoba, 5.5%, 10/1/2008 (f)	200,000	211,100
Province of Nova Scotia, 5.75%, 2/27/2012	50,000	52,558
Province of Ontario:
4.2%, 6/30/2005 (f)	125,000	127,247
4.375%, 2/15/2013	100,000	96,364
Province of Quebec:
5.75%, 2/15/2009	50,000	53,087
7.0%, 1/30/2007 (f)	200,000	217,527
Repsol International Finance, 7.45%, 7/15/2005	100,000	105,009
Republic of Chile, 6.875%, 4/28/2009 (f)	10,000	10,984
Republic of Finland, 5.875%, 2/27/2006	200,000	210,195
Republic of Italy:
3.625%, 9/14/2007	20,000	19,973
6.0%, 2/22/2011	225,000	242,021
6.875%, 9/27/2023	200,000	226,099
Republic of Korea, 8.875%, 4/15/2008	50,000	58,015
Royal Bank of Scotland Group PLC, 7.648%, 8/31/2049	50,000	56,137
Santander Central Hispano, 7.625%, 9/14/2010	50,000	57,099
Santander Financial Issuances, 7.0%, 4/1/2006	20,000	21,373
Swedish Export Credit Corp., 2.875%, 1/26/2007	25,000	24,664
Telefonica Europe BV:
7.35%, 9/15/2005	40,000	42,156
7.75%, 9/15/2010	125,000	142,969
The International Bank for Reconstruction & Development:
4.375%, 9/28/2006	250,000	256,992
8.625%, 10/15/2016	100,000	129,492
Tyco International Group SA:
6.0%, 11/15/2013	20,000	20,560
6.375%, 10/15/2011	40,000	42,551
United Mexican States:
4.625%, 10/8/2008	25,000	24,650
6.375%, 1/16/2013	250,000	249,500
8.375%, 1/14/2011 (f)	50,000	56,500
8.625%, 3/12/2008	40,000	45,160
9.875%, 1/15/2007 (f)	100,000	114,150
9.875%, 2/1/2010	190,000	228,285
Vodafone Group PLC:
5.0%, 12/16/2013 (f)	100,000	96,587
7.75%, 2/15/2010 (f)	50,000	57,330
Total Foreign Bonds - US$ Denominated (Cost $6,500,192)		6,820,730

Asset Backed 1.7%
Automobile Receivables 0.3%
Ford Credit Auto Owner Trust, "B", Series 2002-C, 4.22%, 12/15/2006	100,000	101,782
Honda Auto Receivables Owner Trust:
"A3", Series 2004-2, 3.3%, 6/16/2008	100,000	100,166
"A4", Series 2004-2, 3.81%, 10/15/2009	100,000	99,881
Nissan Auto Receivables Own Trust, "A3", Series 2004-B, 3.35%, 5/15/2008	100,000	100,250
		402,079
Credit Card Receivables 1.0%
Chase Credit Card Master Trust, "A", Series 1999-3, 6.66%, 1/15/2007	100,000	100,950
Chemical Master Credit Card Trust, "A", Series 1996-3, 7.09%, 2/15/2009	200,000	214,918
Citibank Credit Card Master Trust I:
"A", Series 1999-2, 5.875%, 3/10/2011	100,000	106,912
"A", Series 1999-7, 6.65%, 11/15/2006	250,000	254,594
Discover Card Master Trust I, "A", Series 2002-2, 5.15%, 10/15/2009	200,000	208,656
Fleet Credit Card Master Trust II, "A", Series 1999-C, 6.9%, 4/16/2007	40,000	40,571
MBNA Credit Card Master Note Trust, "A", Series 1999-J, 7.0%, 2/15/2012	200,000	223,851
MBNA Master Credit Card Trust USA:
"A", Series 1999-B, 5.9%, 8/15/2011	50,000	53,576
"A", Series 1999-M, 6.6%, 4/16/2007	150,000	152,711
Prime Credit Card Master Trust, "A", Series 2000-1, 6.7%, 10/15/2009	100,000	105,257
		1,461,996
Home Equity Loans 0.1%
Chase Funding Mortgage Loan, "1A4", Series 2004-2, 5.323%, 5/25/2031	100,000	99,997
Residential Asset Securities Corp., "AI3", Series 2004-KS6, 4.16%, 7/25/2030	100,000	100,094
		200,091
Miscellaneous 0.3%
Detroit Edison Securitization, "A3", Series 2001-1, 5.875%, 3/1/2010	100,000	105,808
Peco Energy Transition Trust:
"A6", Series 1999-A, 6.05%, 3/1/2009	50,000	52,742
"A7", Series 1999-A, 6.13%, 3/1/2009	50,000	53,678
West Penn Funding LLC, "A4", Series 1999-A, 6.98%, 12/26/2008	250,000	274,168
		486,396
Total Asset Backed (Cost $2,445,087)		2,550,562

US Government Agency Sponsored Pass-Throughs 6.9%
Federal Home Loan Mortgage Corp.:
2.875%, 12/15/2006 (f)	1,000,000	990,255
5.0%, 12/1/2017	1,878,287	1,884,804
5.5%, 11/1/2013	82,729	85,050
6.5%, 12/1/2014	102,568	108,448
7.0% with various maturities from 12/1/2024 until 12/1/2026	209,220	222,450
7.5% with various maturities from 5/1/2024 until 10/1/2030	89,529	96,640
Federal National Mortgage Association:
5.0% with various maturities from 11/1/2033 until 1/1/2034	992,187	961,583
6.0% with various maturities from 10/1/2009 until 7/1/2029	1,813,231	1,879,735
6.5% with various maturities from 1/1/2018 until 8/1/2029	2,090,622	2,194,663
7.0% with various maturities from 6/1/2012 until 8/1/2032	1,443,383	1,529,240
7.5% with various maturities from 1/1/2024 until 4/1/2028	91,057	97,892
8.0% with various maturities from 12/1/2021 until 11/1/2031	226,625	246,735
8.5% with various maturities from 12/1/2025 until 8/1/2031	86,223	93,843
Total US Government Agency Sponsored Pass-Throughs (Cost $10,243,761)		10,391,338

Commercial and Non-Agency Mortgage-Backed Securities 2.7%
Banc of America Commercial Mortgage, Inc., "A4", Series 2004-1, 4.76%, 11/10/2039	200,000	191,708
Bear Stearns Commercial Mortgage Securities:
"A2", Series 1999-WF2, 7.08%, 7/15/2031	400,000	444,253
"A1", Series 2000-WF2, 7.11%, 10/15/2032	372,968	402,598
"A2", Series 2000-WF8, 7.78%, 2/15/2032	150,000	170,940
Capco America Securitization Corp., "A1B", Series 1998-D7, 6.26%, 10/15/2030	100,000	107,478
CS First Boston Mortgage Securities Corp.:
"A2", Series 2003-CPN1, 4.597%, 3/15/2035	215,000	206,124
"A3", Series 2001-CF2, 6.238%, 2/15/2034	250,000	265,981
DLJ Commercial Mortgage Corp., "A1B", Series 1998-CG1, 6.41%, 6/10/2031	100,000	107,571
First Union National Bank Commercial Mortgage, "A1", Series 1999-C4, 7.184%, 12/15/2031	102,815	106,856
First Union-Lehman Brothers-Bank of America, "A2", Series 1998-C2, 6.56%, 11/18/2035	100,000	107,921
GE Capital Commercial Mortgage Corp., "A4", Series 2003-C2, 5.145%, 7/10/2037	337,000	335,263
GMAC Commercial Mortgage Securities, Inc., "A4", Series 2003-C3, 5.023%, 4/10/2040	200,000	195,985
JP Morgan Chase Commercial Mortgage Securities, "A2", Series 2002-CIB5, 5.161%, 10/12/2037	200,000	199,440
LB Commercial Conduit Mortgage Trust:
"A2", Series 1999-C1, 6.78%, 6/15/2031	150,000	164,095
"A1", Series 1999-C2, 7.105%, 10/15/2032	111,661	118,057
LB-UBS Commercial Mortgage Trust:
"A2", Series 2002-C1, 5.969%, 3/15/2026	100,000	105,817
"A4", Series 2002-C1, 6.462%, 3/15/2031	200,000	216,449
"A2", Series 2001-C2, 6.653%, 11/15/2027	100,000	109,779
Morgan Stanley Capital, "A1", Series 1998-WF2, 6.34%, 7/15/2030	61,398	63,351
Morgan Stanley Dean Witter Capital I:
"A2", Series 2002-TOP7, 5.98%, 1/15/2039	185,000	195,217
"A2", Series 1999-LIFE, 7.11%, 4/15/2033	100,000	110,908
Nomura Asset Securities Corp., "A1B", Series 1998-D6, 6.59%, 3/15/2030	100,000	108,543
Wachovia Bank Commercial Mortgage Trust, "A3", Series 2003-C9, 4.608%, 12/15/2035	100,000	97,964
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $3,936,855)		4,132,298

Municipal Investments 0.1%
Illinois, State GO, Taxable Pension, 5.1%, 6/1/2033	75,000	66,966
Oregon, State GO, 5.892%, 6/1/2027	25,000	25,266
Total Municipal Investments (Cost $94,295)		92,232

Government National Mortgage Association 3.9%
Government National Mortgage Association:
5.0%, 12/1/2031	1,000,000	968,750
5.5%, 12/1/2032	2,000,000	1,996,250
6.0% with various maturities from 2/15/2029 until 12/1/2031	1,584,630	1,624,589
6.5% with various maturities from 11/15/2023 until 8/20/2032	472,721	495,065
7.5% with various maturities from 8/15/2029 until 6/15/2032	315,479	340,236
8.0% with various maturities from 7/15/2022 until 3/15/2032	421,976	463,675
8.5%, 11/15/2029	24,749	27,164
9.0%, 1/15/2023	30,593	34,417
Total Government National Mortgage Association (Cost $5,796,213)		5,950,146

US Government Backed 25.0%
US Treasury Bonds:
3.0%, 2/15/2008 (f)	2,500,000	2,465,527
3.625%, 5/15/2013 (f)	500,000	468,086
5.0%, 2/15/2011 (f)	320,000	334,950
5.25%, 11/15/2028	675,000	661,316
5.375%, 2/15/2031 (f)	2,295,000	2,314,634
6.0%, 2/15/2026 (f)	300,000	323,262
6.25%, 8/15/2023 (f)	700,000	775,141
6.875%, 8/15/2025 (f)	795,000	945,429
7.25%, 8/15/2022	565,000	692,301
7.625%, 11/15/2022	90,000	114,444
7.875%, 2/15/2021	300,000	387,258
8.0%, 11/15/2021	1,000,000	1,310,703
8.75%, 8/15/2020 (f)	450,000	623,303
11.25%, 2/15/2015 (f)	1,150,000	1,774,144
US Treasury Notes:
1.625%, 3/31/2005 (f)	3,900,000	3,892,383
2.25%, 2/15/2007 (f)	3,000,000	2,941,524
2.375%, 8/15/2006 (f)	2,000,000	1,982,890
3.0%, 11/15/2007 (f)	1,500,000	1,485,821
3.125%, 9/15/2008 (f)	4,125,000	4,047,817
3.375%, 11/15/2008 (f)	3,000,000	2,967,186
4.0%, 2/15/2014 (f)	2,965,000	2,825,784
4.25%, 8/15/2013	900,000	878,555
4.75%, 5/15/2014 (f)	975,000	985,169
6.875%, 5/15/2006 (f)	2,000,000	2,152,968
8.75%, 5/15/2020	300,000	414,879
Total US Government Backed (Cost $38,025,730)		37,765,474

US Government Sponsored Agencies 32.2%
Federal Home Loan Bank:
3.875%, 6/14/2013 (f)	1,000,000	920,003
4.5%, 11/15/2012	1,000,000	968,549
Federal Home Loan Mortgage Corp.:
3.5%, 9/15/2007 (f)	1,700,000	1,695,163
4.5% with various maturities from 8/15/2004 until 12/1/2018 (f)	4,000,000	3,967,106
5.0%, 12/1/2034	5,000,000	4,825,000
5.5%, 12/1/2034	1,000,000	995,312
6.0%, 12/1/2031 (c)	1,000,000	1,020,938
6.25%, 7/15/2032 (f)	133,000	140,095
6.5%, 12/1/2029	2,000,000	2,083,750
6.75%, 9/15/2029	3,000	3,345
6.875%, 1/15/2005	2,000,000	2,054,844
Federal National Mortgage Association:
4.375%, 10/15/2006 (f)	1,600,000	1,640,546
4.5%, 12/1/2018	4,000,000	3,907,500
5.0% with various maturities from 12/1/2017 until 1/1/2034 (c)	5,500,000	5,469,846
5.25%, 1/15/2009	500,000	523,743
5.5% with various maturities from 12/1/2016 until 12/1/2034 (b) (c)	10,000,000	9,977,500
6.0%, 12/1/2030 (c)	4,750,000	4,847,969
6.25%, 5/15/2029 (f)	800,000	841,596
6.5%, 12/1/2030	1,250,000	1,301,172
6.96%, 4/2/2007	500,000	546,128
7.125%, 1/15/2030	50,000	58,249
7.25%, 5/15/2030	650,000	768,542
Total US Government Sponsored Agencies (Cost $49,131,589)		48,556,896

	Shares	Value ($)

Securities Lending Collateral 29.0%
Daily Assets Fund Institutional, 1.13% (d) (e) (Cost $43,813,123)	43,813,123	43,813,123

Cash Equivalents 27.6%
Cash Management Fund Institutional, 0.96% (d)	41,735,483	41,735,483
Total Cash Equivalents (Cost $41,735,483)		41,735,483

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $231,168,065) (a)	153.7	232,207,622
Other Assets and Liabilities, Net	(53.7)	(81,111,298)
Net Assets	100.0	151,096,324

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of June 30, 2004.
(a) The cost for federal income tax purposes was $230,185,166. At June 30, 2004, net unrealized appreciation for all securities based on tax cost was $2,022,456. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,480,370 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,457,914.
(b) When issued or forward delivery securities included.
(c) Mortgage dollar roll included.
(d) Cash Management Fund Institutional and Daily Assets Fund Institutional, affiliates, are also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending.
(f) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2004 amounted to $43,102,607 which is 28.53% of net assets.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

GO: General Obligation

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $145,619,459)	$ 146,659,016
Investment in Cash Management Fund Institutional (cost $41,735,483)	41,735,483
Investment in Daily Assets Fund Institutional (cost $43,813,123)	43,813,123
Total investments in securities, at value (cost $231,168,065)	232,207,622
Receivable for investments sold	2,716,378
Interest receivable	1,513,517
Due from Advisor	58,477
Total assets	236,495,994
Liabilities
Payable for investments purchased	4,455,938
Payable for collateral under securities lending agreements	43,813,123
Payable for when-issued and forward delivery securities	1,016,653
Payable for investments purchased - mortgage dollar rolls	36,016,541
Deferred mortgage dollar roll income	73,414
Other accrued expenses and payables	24,001
Total liabilities	85,399,670
Net assets, at value	$ 151,096,324

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2004 (Unaudited)
Investment Income
Interest	$ 2,561,904
Interest - Cash Management Fund Institutional	184,823
Securities lending income	43,686
Mortgage dollar roll income	599,014
Total income	3,389,427
Expenses: Investment advisory fee	80,597
Administrator service fee	37,372
Auditing	26,197
Legal fees	14,739
Trustees' fees and expenses	2,413
Total expenses, before expense reductions	161,318
Expense reductions	(86,377)
Total expenses, after expense reductions	74,941
Net investment income (loss)	3,314,486
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	149,774
Net unrealized appreciation (depreciation) during the period on investments	(3,374,279)
Net gain (loss) on investment transactions	(3,224,505)
Net increase (decrease) in net assets resulting from operations	$ 89,981

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended June 30, 2004 (Unaudited)
Cash Flows from Operating Activities:
Investment income received	$ 3,103,478
Payment of operating expenses	(106,289)
Proceeds from sales and maturities of investments	236,545,984
Purchases of investments	(250,229,050)
Net purchases, sales and maturities of short-term investments	(4,383,815)
Cash provided (used) by operating activities	$ (15,069,692)
Cash Flows from Financing Activities:
Net increase (decrease) in payable for investments purchased - mortgage dollar rolls	$ 7,041,789
Proceeds from capital invested	26,545,563
Value of capital withdrawn	(18,517,660)
Cash provided (used) by financing activities	15,069,692
Increase (decrease) in cash	-
Cash at beginning of period	-
Cash at end of period	$ -
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Used by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 89,981
Net (increase) decrease in cost of investments	(18,084,127)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	3,374,279
(Increase) decrease in interest receivable	(135,084)
(Increase) decrease in other assets	(38,913)
(Increase) decrease in receivable for investments sold	(527,394)
Increase (decrease) in payable for investments purchased	282,864
Increase (decrease) in other accrued expenses and payables	(31,298)
Cash provided (used) by operating activities	$ (15,069,692)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Operations: Net investment income	$ 3,314,486	$ 5,818,497
Net realized gain (loss) on investment transactions	149,774	1,172,749
Net unrealized appreciation (depreciation) on investment transactions during the period	(3,374,279)	(1,860,286)
Net increase (decrease) in net assets resulting from operations	89,981	5,130,960
Capital transaction in shares of beneficial interest: Proceeds from capital invested	26,545,563	123,424,314
Value of capital withdrawn	(18,517,660)	(85,169,389)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	8,027,903	38,254,925
Increase (decrease) in net assets	8,117,884	43,385,885
Net assets at beginning of period	142,978,440	99,592,555
Net assets at end of period	$ 151,096,324	$ 142,978,440

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2004[a]	2003	2002	2001	2000	1999
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	151	143	100	130	130	110
Ratio of expenses before expense reductions (%)	.22*	.23	.25	.24	.28	.22
Ratio of expenses after expense reductions (%)	.10*	.10	.10	.10	.10	.10
Ratio of net investment income (loss) (%)	4.45*	4.31	4.98	5.70	6.34	5.82
Portfolio turnover rate (%)	328*	173	235	232	221	224
Total Investment Return (%)[b,c]	.08**	3.80	10.09	-	-	-
[a] For the six months ended June 30, 2004 (Unaudited).
[b] Total return would have been lower had certain expenses not been reduced.
[c] Total investment return for the Portfolio was derived from the performance of the Premier Class of the Scudder US Bond Index Fund.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

The US Bond Index Portfolio (the "Portfolio"), a series of the Scudder Investment Portfolios (the "Trust"), formerly BT Investment Portfolios, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Portfolio. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Cash Management Fund Institutional are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Mortgage Dollar Rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by the Portfolio because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Portfolio. For example, while the Portfolio receives compensation as consideration for agreeing to repurchase the security, the Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Portfolio, thereby effectively charging the Portfolio interest on its borrowing. Further, although the Portfolio can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Portfolio is able to repurchase them. There can be no assurance that the Portfolio's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

When-Issued/Delayed Delivery Securities. The Portfolio may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

The Portfolio makes a daily allocation of its income, expenses and realized and unrealized gains and losses from securities and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the six months ended June 30, 2004, purchases and sales of investment securities (excluding short-term investments, mortgage dollar rolls and US Treasury obligations) aggregated $49,681,446 and $40,174,303, respectively. Purchases and sales of US Treasury obligations aggregated $9,027,745 and $4,536,605, respectively. Mortgage dollar rolls aggregated $191,688,989 and $192,298,922, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Portfolio, both wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.15% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. Northern Trust Investments, N.A. ("NTI") serves as sub-advisor to the Portfolio and is paid by the Advisor for its services. NTI is responsible for the day to day management of the Portfolio. The Advisor does not impose advisory fees for the portion of assets invested in the affiliated money market fund, Cash Management Fund Institutional.

For the six months ended June 30, 2004, the Advisor and Administrator maintained the annualized expenses of the Portfolio at not more than 0.10% of the Portfolio's average daily net assets. Accordingly, for the six months ended June 30, 2004, the advisory fee pursuant to the Investment Advisory Agreement was $80,597, all of which was waived.

For the six months ended June 30, 2004 the Advisor agreed to reimburse the Fund an additional $741 for expenses.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.05% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2004, the Administrator Service Fee was $37,372, of which $5,039 was waived and none is unpaid at June 30, 2004.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Other. The Portfolio may invest in Cash Management Fund Institutional, an open-end management investment company managed by DeAM, Inc.

D. Securities Lending

The Portfolio may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio in the form of cash and/or government securities equal to 102 percent of the value of domestic securities on loan. The Portfolio may invest the cash collateral in an affiliated money market fund. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan. The Portfolio is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

E. Line of Credit

The Portfolio and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under this agreement.

F. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Premier Class
Nasdaq Symbol	BTUSX
CUSIP Number	81111W 204
Fund Number	548

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Fund management has previously identified a significant deficiency relating to the overall fund expense payment and accrual process. This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the
Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                        Scudder U.S. Bond Index Portfolio

By:                                /s/Julian Sluyters
                                   ---------------------------
                                   Julian Sluyters
                                   Chief Executive Officer

Date:                              August 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                        Scudder U.S. Bond Index Portfolio

By:                                /s/Julian Sluyters
                                   ---------------------------
                                   Julian Sluyters
                                   Chief Executive Officer

Date:                              August 23, 2004

By:                                /s/Charles A. Rizzo
                                   ---------------------------
                                   Charles A. Rizzo
                                   Chief Financial Officer

Date:                              August 23, 2004